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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Mail.com, Inc.:

    We consent of the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                             /s/ KPMG LLP

New York, New York
March 12, 1999